WisdomTree India Hedged Equity Fund – INDH (Nasdaq)

Summary Prospectus – August 1, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree India Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Hedged Equity Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.01%[1]
Total Annual Fund Operating Expenses	0.64%

[1]	Primarily consists of interest expense associated with a short-term loan from a U.S. bank used to facilitate the Fund’s rebalances.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 65	$ 205	$ 357	$ 798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the constituent securities of its Index, each of which is a security issued by a company incorporated in India and the shares of which are listed on an Indian stock exchange, or in financial instruments with economic characteristics that are similar to those of, or that provide investment exposure to one or more of the market risks associated with, the constituent securities.

WisdomTree, Inc. (“WisdomTree”), the Index Provider and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), has created the Index to provide exposure to companies incorporated, listed, and traded in India, while at the same time “hedging” or neutralizing exposure to fluctuations in the value of the Indian rupee relative to the U.S. dollar. The Index is based on a rules-based methodology overseen and implemented by the WisdomTree India Index Committee.

The Index is reconstituted and rebalanced annually. To be eligible for inclusion in the Index, a company must meet the following key criteria as of the annual screening date: (i) be incorporated in India; (ii) be listed on the Bombay (Mumbai) Stock Exchange; (iii) have a float-adjusted market capitalization (“float-adjusted” means that the share amounts reflect only shares available to investors) of at least $200 million; (iv) have a median daily dollar trading volume of at least $200,000 for each of the preceding six months; and (v) have a trading volume of at least 250,000 shares per month for each of the preceding six months.

The top 75 companies by float-adjusted market capitalization that meet the investment criteria are selected as Index constituents. Each constituent is assigned an Index weight based on the company’s float-adjusted market capitalization, as modified to comply with limitations set forth in the Index methodology, certain of which are described below. On the Index’s annual screening date, the maximum weight of any constituent in the Index is capped at 10%, and the weight of constituents exposed to any one sector is capped at 30%. The Index also may adjust the weight of individual constituents on the annual screening date based on certain quantitative thresholds or limits tied to key metrics of a constituent security, such as its trading volume. To the extent the Index reduces an individual constituent’s weight, the excess weight will be reallocated on a pro rata basis among the other constituents. Similarly, if the Index increases a constituent’s weight, the weight of the other constituents will be reduced on a pro rata basis to contribute the weight needed for such increase. The Index weight of an individual constituent or constituents exposed to a single sector may fluctuate above or below the specified caps between rebalance dates in response to market conditions.

The Index Provider currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of June 30, 2026, the Index, and, therefore, the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Financials Sector.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

The Index “hedges” against, or seeks to minimize the impact of, fluctuations in the relative value of the Indian rupee and the U.S. dollar. The Index is designed to have higher returns than an equivalent un-hedged investment in Indian equity securities when the U.S. dollar is going up in value relative to the Indian rupee. Conversely, the Index is designed to have lower returns than an equivalent un-hedged investment in Indian equity securities when the U.S. dollar is falling in value relative to the Indian rupee. To hedge its currency exposure to the Indian rupee, the Index applies a published one-month forward rate of the Indian rupee in U.S. dollars to the Index’s total equity exposure.

Currency forward contracts and/or currency futures contracts are used to hedge the Fund’s exposure to the Indian rupee. The contract value of currency forward contracts and currency futures contracts in the Fund is based on the aggregate exposure of the Fund and Index to the Indian rupee. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to all currency fluctuations. The return of the currency forward contracts and currency futures contracts held by the

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Fund may not fully hedge or completely offset the Fund’s exposure to the Indian rupee or fluctuations in its value relative to that of the U.S. dollar.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Geographic Concentration in India Risk. Because the Fund invests primarily in the securities of companies in India, it will be impacted by events or conditions affecting India. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy. Over the last several years, the Indian economy has experienced generally sustained growth. There are no guarantees this will continue. While the Indian government has implemented economic structural reforms with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financials sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic growth will be sustained. Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan and China. The Indian government has confronted separatist movements in several Indian states. Investment and repatriation restrictions in India may impact the ability of the Fund to track the Index, which is not subject to such restrictions. If the Fund is no longer able to seek to track the yield and price performance of the Index, the Fund will consider all options available to it, including possibly changing the Index, the performance of which it seeks to track, or its investment objective. Each of the factors described above could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

■	Hedging Risk. Both the Fund and the Index seek to “hedge” or minimize the impact of fluctuations in the relative value of the Indian rupee and the U.S. dollar. The Fund seeks to hedge against such fluctuations largely through the use of derivatives, such as currency forward contracts and futures contracts. Such derivatives may not perform as intended for a variety of reasons, including a lack of correlation between the derivative and the underlying currency, and there can be no assurance that the Fund’s hedging strategies and transactions will be effective. In addition, while hedging can reduce or eliminate losses, it can also reduce or eliminate potential gains. For these and other reasons, including due to efforts to minimize transaction costs, the Fund’s exposure to the Indian rupee may not be fully hedged at all times. Currency exchange rates can be volatile, changing quickly and unpredictably in response to both global economic events and economic events affecting India. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money. For example, the value of an investment in the Fund could be significantly and adversely affected if (i) the value of the Indian rupee appreciates relative to the U.S. dollar at the same time the value of the Fund’s equity holdings depreciates, or (ii) the Fund’s derivatives are unsuccessful in offsetting a significant portion of the Fund’s exposure to the Indian rupee.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares

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in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use currency forward contracts and/or currency futures contracts to implement its principal investment strategies. A forward currency contract is an agreement to buy or sell a specific currency on a future date at a set price thereby effectively locking in the exchange rate for the purchase or sale of that currency. Currency forward contracts are traded in the over-the-counter market and generally are not subject to initial or upfront margin requirements. As a result, currency forward contracts are particularly subject to counterparty credit risk, including that a counterparty may be unwilling or unable to meet its contractual obligations. A currency futures contract is an exchange-traded contract that provides for the future purchase or sale of a currency at a specified price of another currency. Currency futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying currency.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in

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more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. These risks are heightened because the Fund invests in companies domiciled in or otherwise tied to developing or emerging markets countries.

■	Geopolitical Risk. India has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on India and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to

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the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the MSCI India Index (Local), a broad-based securities market index intended to represent the overall Indian equity market. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

The Fund’s year-to-date total return as of June 30, 2026 was (9.04)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.77%	2Q/2025
Lowest Return	(3.50)%	3Q/2025

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree India Hedged Equity Fund	1 Year	Since Inception May 8, 2024
Return Before Taxes Based on NAV	6.68%	7.09%
Return After Taxes on Distributions	7.22%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	6.66%	6.53%
WisdomTree India Hedged Equity Index (Reflects no deduction for fees, expenses or taxes)	7.29%	8.37%
MSCI India Index (Local) (Reflects no deduction for fees, expenses or taxes)	7.73%	8.45%

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Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of Mellon Investments Corporation ("MIC"), has been a portfolio manager of the Fund since May 2024.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2024.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2024.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2024.

Michael Stoll, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since May 2024.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-INDH-SUM-0826